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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               June 22, 1999
                                                               --------------



                          BAY VIEW CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)




Delaware                      001 -14879                     94-3078031
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(State or other        (Commission File Number)             (IRS Employer
jurisdiction of                                            Identification
incorporation)                                                No.)




1840 Gateway Drive, San Mateo, California                            94404
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(Address of principal executive offices)                           (Zip Code)



     Registrant's telephone number, including area code (650) 312-7200



                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 5.   Other Events.

     On June 22, 1999, FMAX Holdings, L.L.C. ("FMAX") and Bay View Capital Corporation ("Bay View") entered into an Election and Registration Agreement (the "Agreement") in connection with the proposed merger of Franchise Mortgage Acceptance Company ("FMAC") into Bay View (the "Merger"). The Agreement is filed herewith as Exhibit 2 and is incorporated herein by reference.

     Pursuant to the Agreement and subject to the terms and conditions set forth therein, FMAX agreed to elect to receive cash consideration in the Merger with respect to all shares of FMAC common stock owned by FMAX, and Bay View agreed to file a registration statement under the Securities Act of 1933, as amended, relating to any shares of Bay View common stock to be received by FMAX in the Merger.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(c) Exhibits:

     The Exhibit listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BAY VIEW CAPITAL CORPORATION



Date: July 22, 1999                         By: /s/ Robert J. Flax
                                               --------------------------------
                                               Robert J. Flax
                                               Executive Vice President,
                                                 General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit
Number                       Description



2 Election and Registration Agreement, dated as of June 22, 1999, between Bay View Capital Corporation and FMAX Holdings, L.L.C.